Exhibit 10.25
                         LEUCADIA FINANCIAL CORPORATION
                              529 EAST SOUTH TEMPLE
                           SALT LAKE CITY, UTAH 84102



                        AMENDED AND RESTATED LINE LETTER
                        --------------------------------


                                                      Dated as of March 1, 2002


HomeFed Corporation
1903 Wright Place
Suite 220
Carlsbad, CA 92008

Ladies and Gentlemen:

     Leucadia Financial Corporation ("Leucadia") hereby confirms that it is holding available for HomeFed Corporation, a Delaware corporation (the "Company"), subject to the restrictions outlined below and in the Term Note (as defined below), a line of credit for the purpose of funding proposed business projects, (i) which projects are satisfactory to and have been approved in advance in writing by Leucadia in its sole discretion, and (ii) for which Company has submitted to Leucadia business plans, projections, and any other documentation reasonably requested by Leucadia. So long as said line is not cancelled as hereinafter provided, credit shall be available, from the date hereof, in the amount of $3,000,000.00. Any drawing by you hereunder shall only be made in writing signed by your President, Paul J. Borden, or your Controller, Erin N. Ruhe. Such draw shall be mailed to us at the address written above, attention: Corinne A. Maki, or sent by facsimile to us at 801-524-1761, attention: Corinne A. Maki, no later than 10:00 A.M. (Salt Lake City time) on the date of such draw. Any requests received after such time will be considered to have been made on the following date.

          Any loans made by Leucadia under this line of credit shall be evidenced by the Company's term note substantially in the form of Exhibit A attached hereto (the "Term Note"), executed by a duly authorized officer of the Company, which shall represent the Company's obligation to pay the principal amount of $3,000,000.00 or, if greater or less, the aggregate unpaid principal amount of all loans made by Leucadia under this line of credit, with interest thereon. The date and amount of any borrowing from Leucadia under this line of credit and each payment of principal in respect thereof shall be (i) endorsed by Leucadia at the date thereof on the schedule annexed to and made a part of the Term Note, which endorsement shall constitute a part of the Term Note, or (ii) recorded on the books and records of Leucadia (provided such entries shall be endorsed on the schedule annexed thereto prior to any negotiation thereof). Any endorsement on the schedule annexed hereto or record of borrowing or payment of principal on the books and records of Leucadia, in either case, shall constitute prima facie evidence of the accuracy of the information endorsed or recorded, as the case may be. As set forth therein, the Term Note shall bear interest (based upon the principal amount then outstanding) at a rate per annum equal to ten percent (10.00%) (calculated on the basis of a 360 day year for the actual number of days elapsed). The Term Note may be prepaid, in whole or in part, at any time without premium or penalty.

          The Company agrees to pay to Leucadia a quarterly commitment fee in an amount equal to the average of the daily excess of $3,000,000.00 over the aggregate principal amount of loans outstanding multiplied by 0.375% per annum, calculated on the basis of a 360 day year for the actual number of days elapsed, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of any year, commencing on March 31, 2001 and ending on the Expiration Date.

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


          This credit facility will remain available until February 28, 2007 unless earlier terminated by: (i) written notice of cancellation by the Company, effective as of the date specified in the notice; (ii) written notice of cancellation by Leucadia after the occurrence of an Event of Default as defined in the Term Note, effective as of the date specified in the notice; or (iii) written notice of cancellation by Leucadia given no later than November 15 in any calendar year for termination effective February 28 of the following calendar year (such effective date of termination being the "Expiration Date"). No other document shall evidence the indebtedness to Leucadia which may be created pursuant to the terms of this Line Letter, other than the Term Note.

          This Line Letter shall be governed by, construed and interpreted in accordance with the laws of the State of New York.

                                        Very truly yours,


                                        LEUCADIA FINANCIAL CORPORATION


                                        By:  /s/ Joseph A. Orlando
                                             -----------------------------
                                             Name:  Joseph A. Orlando
                                             Title: Vice President

Agreed and Accepted as of
March 1, 2002.

HOMEFED CORPORATION


By:/s/    Paul J. Borden
   ----------------------
   Name:  Paul J. Borden
   Title: President


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

                                                                     Exhibit A



                         AMENDED AND RESTATED TERM NOTE
                         ------------------------------

$3,000,000.00                                                     Carlsbad, CA

                                                     Dated as of March 1, 2002



          FOR VALUE RECEIVED, the undersigned, HomeFed Corporation, a Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of Leucadia Financial Corporation, a Utah corporation ("Leucadia"), at c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010, on the Maturity Date (as defined below) and in the manner set forth below, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) THREE MILLION DOLLARS ($3,000,000.00) or (b) if greater or less, the aggregate unpaid principal amount of all loans made by Leucadia to the Company pursuant to the Line Letter hereinafter referred to. The Company further agrees to pay interest in like money on the unpaid principal amount hereof from time to time outstanding, until paid in full (both before and after judgment), at a rate per annum equal to ten percent (10.00%) (calculated on the basis of a 360 day year for the actual number of days elapsed). Interest shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31, commencing on March 31, 2002, and shall accrue on all unpaid principal amounts and will be payable in the manner set forth in this Note. The holder of this Note is authorized to (i) endorse the date and amount of each loan pursuant to the Line Letter and each principal payment with respect thereto on the schedule annexed hereto and made a part hereof, or (ii) record on its books and records each loan pursuant to the Line Letter and each principal payment with respect thereto (provided such entries shall be endorsed on the schedule annexed hereto prior to any negotiation hereof), which endorsement or entry on the books and records of the holder hereof shall constitute prima facie evidence of the accuracy of the information endorsed or recorded, as the case may be.

          This Note is the Term Note referred to in the Line Letter dated of even date herewith from Leucadia to the Company and is entitled to the benefits and obligations thereof. Principal and interest due on this Note shall be payable at the Maturity Date. The "Maturity Date" of this note shall be the later of March 3, 2003 and the Expiration Date (as defined in the Line Letter). This Note may be prepaid in whole or in part, at any time without premium or penalty, but with interest on the amount prepaid.

          Upon the happening of an Event of Default (as defined below) Leucadia may declare the entire unpaid balance of the amount owed by the Company under this Note, together with all accrued and unpaid interest, to be immediately due and payable. An "Event of Default" shall mean the commencement by or against the Company of any proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law seeking to adjudicate the Company bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of the Company or its debts, or seeking the entry of an order for relief or the appointment of a receiver, liquidator, assignee, trustee, sequestrator, agent or custodian (or other similar official) for it or any substantial part of its property, and relief against it is ordered in such proceeding or in the event the appointment or petition is not contested by the Company.

          The Company, for itself and all other persons who now are or who may become liable for the payment of all or any part of the obligations evidenced by this Note, jointly, severally and irrevocably, hereby waive presentment for payment, demand, protest, notice of protest, notice of dishonor and any and all other notices and demands whatsoever.

          This Note shall be governed by, construed and interpreted in accordance with the laws of the State of New York.

                                        HOMEFED CORPORATION



                                        By:/s/     Paul J Borden
                                           -----------------------------------
                                           Name:   Paul J. Borden
                                           Title:  President

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                               UNDER THE TERM NOTE
                                    ISSUED TO
                         LEUCADIA FINANCIAL CORPORATION
                                       BY
                               HOMEFED CORPORATION




                                 Amount                  Amount                 Unpaid
                                   of                      Of                  Principal              Notation
          Date                    Loan               Principal Paid             Balance                Made By
          ----                    ----               --------------             -------                -------

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

                        AMENDED AND RESTATED TERM NOTE
                        ------------------------------

$3,000,000.00                                                      Carlsbad, CA

                                                       Dated as of March 1, 2002



          FOR VALUE RECEIVED, the undersigned, HomeFed Corporation, a
Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of Leucadia Financial Corporation, a Utah corporation ("Leucadia"), at c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010, on the Maturity Date (as defined below) and in the manner set forth below, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) THREE MILLION DOLLARS ($3,000,000.00) or (b) if greater or less, the aggregate unpaid principal amount of all loans made by Leucadia to the Company pursuant to the Line Letter hereinafter referred to. The Company further agrees to pay interest in like money on the unpaid principal amount hereof from time to time outstanding, until paid in full (both before and after judgment), at a rate per annum equal to ten percent (10.00%) (calculated on the basis of a 360 day year for the actual number of days elapsed). Interest shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31, commencing on March 31, 2002, and shall accrue on all unpaid principal amounts and will be payable in the manner set forth in this Note. The holder of this Note is authorized to (i) endorse the date and amount of each loan pursuant to the Line Letter and each principal payment with respect thereto on the schedule annexed hereto and made a part hereof, or (ii) record on its books and records each loan pursuant to the Line Letter and each principal payment with respect thereto (provided such entries shall be endorsed on the schedule annexed hereto prior to any negotiation hereof), which endorsement or entry on the books and records of the holder hereof shall constitute prima facie evidence of the accuracy of the information endorsed or recorded, as the case may be.

          This Note is the Term Note referred to in the Line Letter dated of even date herewith from Leucadia to the Company and is entitled to the benefits and obligations thereof. Principal and interest due on this Note shall be payable at the Maturity Date. The "Maturity Date" of this note shall be the later of March 3, 2003 and the Expiration Date (as defined in the Line Letter). This Note may be prepaid in whole or in part, at any time without premium or penalty, but with interest on the amount prepaid.

          Upon the happening of an Event of Default (as defined below) Leucadia may declare the entire unpaid balance of the amount owed by the Company under this Note, together with all accrued and unpaid interest, to be immediately due and payable. An "Event of Default" shall mean the commencement by or against the Company of any proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law seeking to adjudicate the Company bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of the Company or its debts, or seeking the entry of an order for relief or the appointment of a receiver, liquidator, assignee, trustee, sequestrator, agent or custodian (or other similar official) for it or any substantial part of its property, and relief against it is ordered in such proceeding or in the event the appointment or petition is not contested by the Company.

          The Company, for itself and all other persons who now are or who may become liable for the payment of all or any part of the obligations evidenced by this Note, jointly, severally and irrevocably, hereby waive presentment for payment, demand, protest, notice of protest, notice of dishonor and any and all other notices and demands whatsoever.

          This Note shall be governed by, construed and interpreted in accordance with the laws of the State of New York.

                                                     HOMEFED CORPORATION



                                                     By: /s/ Paul J. Borden
                                                     ---------------------------
                                                     Name:  Paul J. Borden
                                                     Title: President

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                               UNDER THE TERM NOTE
                                    ISSUED TO
                         LEUCADIA FINANCIAL CORPORATION
                                       BY
                               HOMEFED CORPORATION





                                 Amount                  Amount                 Unpaid
                                   of                      Of                  Principal              Notation
          Date                    Loan               Principal Paid             Balance                Made By
          ----                    ----               --------------             -------                -------

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



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